VOYA MAP PLUS NPSM

issued by

Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Supplement dated June 10, 2026 to the

Contract Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus,
each dated May 1, 2026, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF IMPORTANT INFORMATION ABOUT

UPCOMING FUND CHANGES

On May 20, 2026, the Board of Trustees of Voya Mutual Funds approved the following change to the Voya Multi-Manager International Small Cap Fund (the “Fund”), which is effective on June 22, 2026: the appointment of Lazard Asset Management LLC (“Lazard”) as a sub-adviser to the Fund. Currently, Acadian Asset Management LLC (“Acadian”) and Victory Capital Management Inc. (“Victory”) each manage a portion of the Fund’s assets. From June 22, 2026 through June 24, 2026, the Fund will be in a “transition period” during which time a portion of the Fund’s assets currently managed by Acadian and Victory will be sold. During the transition period, the Fund may not be pursuing its investment objective and strategies with respect to this portion of the Fund’s assets, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time. These transactions will also result in costs, which will be borne by the Fund.

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The Board of Trustees of New York Life Investments Funds considered and approved the following changes, which will occur on or around August 28, 2026.

The name of the Trust will change as follows:

CURRENT TRUST NAME	NEW TRUST NAME
New York Life Investments Funds	NYLIM Funds

The name of each Fund will change as follows:

CURRENT FUND NAME	NEW FUND NAME
NYLI CBRE Real Estate Fund	NYLIM CBRE Real Estate Fund
NYLI Winslow Large Cap Growth Fund	NYLIM Winslow Large Cap Growth Fund

X.109860-26	June 2026

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.109860-26	June 2026